Subsequent Event	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Event

Note 16 – Subsequent Event

On July 5, 2022, the Company consummated a securities purchase agreement with a single U.S. institutional investor for the purchase and sale of 600,000 American Depositary Shares (“ADSs”), each representing ten (10) ordinary shares of no par value, at a price of $3.50 per ADS, pre-funded warrants to purchase 1,257,143 ADSs at a price of $3.4999 (that were already paid) with an exercise price of $0.0001 per ADS to be paid once exercised, and warrants to purchase 1,857,143 ADSs for five years with an exercise price of $3.50 per ADS. The securities were offered in the framework of a registered direct offering. The gross proceeds were approximately $6.5 million, and the net proceeds were approximately $5.8 million.